SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)               August 16, 2002

FIRST SECURITY GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	333-59338	58-2461486

(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

817 Broad Street, Chattanooga, Tennessee	37402

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code             (423) 266-2000

SIGNATURES
SHAREHOLDER LETTER
PERFORMANCE REPORT

Item 9. REGULATION FD DISCLOSURE

     On August 16, 2002, First Security Group, Inc. (the “Company”) mailed to its shareholders a letter stating the Company’s earnings for the second quarter of 2002 (“Shareholder Letter”). Along with the Shareholder Letter, the Company also mailed to its shareholders the Second Quarter 2002 Performance Report (the “Performance Report”). The Shareholder Letter and the Performance Report are attached hereto as Exhibits 99.1 and 99.2.

     The information in this report is furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, except if the Company specifically states that the information is to be considered “filed” under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITY GROUP, INC

Date: August 16, 2002	By:	/s/ Rodger B. Holley

		Name:	Rodger B. Holley
		Title:	Chairman, Chief Executive Officer and President